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                                                                    Exhibit 10.4

                         CONSENT AND SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 30, 2002, is entered into among SALESLINK CORPORATION, a Delaware corporation ("SalesLink"), INSOLUTIONS INCORPORATED, a Delaware corporation, ON-DEMAND SOLUTIONS, INC., a Massachusetts corporation, PACIFIC DIRECT MARKETING CORP., a California corporation, SALESLINK MEXICO HOLDING CORP., a Delaware corporation (each herein called a "Borrower" and collectively, the "Borrowers"), the lenders party hereto (herein collectively called the "Lenders" and each individually called a "Lender") and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Lenders are parties to a Loan and Security Agreement, dated October 30, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 27, 2002 (the "Existing Loan Agreement" and as the Existing Loan Agreement is amended and modified by this Amendment, the "Amended Loan Agreement");

         WHEREAS, SalesLink proposes to enter into a Guaranty in the form attached hereto as Exhibit A (the "Guaranty") in favor of LG Electronics and its subsidiaries (the "Creditor") pursuant to which SalesLink would guarantee up to $1,500,000 in indebtedness (the "Guaranteed Indebtedness") that Creditor may extend to SL Supply Chain Services International Corp., and its subsidiaries (including SalesLink International C.V., SalesLink International B.V. and Logistix Singapore Supply Chain Management Pte. Ltd.);

         WHEREAS, Section 7.3(H) of the Existing Loan Agreement contains a covenant that restricts the Borrowers from guaranteeing or otherwise, in any way, becoming liable with respect to the obligations or liabilities of any other Person (the "Limitation on Guarantees");

         WHEREAS, agreeing to the Guaranty by SalesLink will cause a violation of the Limitation on Guarantees;

         WHEREAS, the Borrowers have requested that the Lenders consent to the Guarantee, notwithstanding the Limitation on Guarantees and modify the Existing Loan Agreement in certain respects; and

         WHEREAS, the Lenders are willing to consent to the Guarantee and modify the Existing Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, it is agreed that:

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                                    SECTION 1

                                  DEFINED TERMS

         Terms defined in the Existing Loan Agreement and not otherwise defined herein are used herein as therein defined.

                                    SECTION 2

                                     CONSENT

         The Lenders hereby consent to SalesLink agreeing to and executing and delivering the Guaranty, notwithstanding the Limitation on Guarantees and anything else to the contrary contained in the Existing Loan Agreement or the Ancillary Agreements.

                                    SECTION 3

                                   AMENDMENTS

         3.1      Amendment to Definitions.

                  (a) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definitions, in proper alphabetical order:

                  "Creditor" shall mean LG Electronics and its subsidiaries.

                  "Guaranteed Indebtedness" shall mean up to $1,500,000 in indebtedness of SL Supply Chain Services International Corp., and its subsidiaries (including SalesLink International C.V., SalesLink International B.V. and Logistix Singapore Supply Chain Management Pte. Ltd.) guaranteed by SalesLink Corporation under the Guaranty.

                  "Guaranty" shall mean that certain Guaranty by SalesLink Corporation in favor of Creditor, dated as of October 30, 2002.

         3.2 Notices. A new Section 7.2(J) is hereby inserted into the Existing Loan Agreement as follows:

                  "(J)   SalesLink shall give Agent prompt notice of any request
         for payment under the Guaranty or any other correspondence from the Creditor. Each such notice shall identify the amount of the requested payment and the reason for the requested payment. Agent shall promptly notify each Lender of receipt of such a notice."

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         3.3      Modification of Guaranty. A new Section 7.3(O) is hereby
inserted into the Existing Loan Agreement as follows:

                  "(O)   SalesLink and the other Borrowers agree that none of
         them shall amend, modify or extend the Guaranty or increase the Guaranteed Indebtedness without the prior written consent of the Lenders."

         3.4 Amendment to Permitted Date. Exhibit B-1 to the Existing Credit Agreement is hereby amended by adding the following item:

                  "3.    The Guaranty."

                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower hereby jointly and severally represents and warrants to Lenders that:

         4.1 Due Authorization, etc. The execution and delivery of this Amendment and the performance of such Borrower's obligations under the Amended Loan Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its articles of incorporation or by-laws of that of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

         4.2 Validity. This Amendment has been duly executed and delivered by such Borrower and, together with the Amended Loan Agreement, are the legal, valid and binding obligations of such Borrower to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

         4.3 Representations and Warranties. The representations and warranties contained in Section 6 of the Existing Loan Agreement are true and correct on the date of this Amendment, except to the extent (a) that such representations and warranties solely relate to an earlier date or (b) changed by circumstances permitted by the Amended Loan Agreement.

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                                    SECTION 5

                              CONDITIONS PRECEDENT

         The consent set forth in Section 2 and the amendments set forth in
Section 3 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent:

         5.1 Receipt of Documents. Agent shall have received all of the following, each in form and substance satisfactory to Agent:

                  (a) Amendment. A counterpart original of this Amendment duly executed by Borrowers. and

                  (b) Other. Such other documents as Agent may reasonably request.

         5.2 Other Conditions. No Event of Default or Default shall have occurred and be continuing.

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 Warranties and Absence of Defaults. In order to induce Lenders to enter into this Amendment, each Borrower jointly and severally hereby warrants to Lenders, as of the date of the actual execution of this Amendment,
(a) no Event of Default or Default has occurred which is continuing as of such date and (b) the representations and warranties in Section 4 of this Amendment are true and correct.

         6.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement remain in full force and effect and each Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement.

         6.3 Reference to Loan Agreement. On and after the effective date of this Amendment, each reference in the Amended Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the "Loan Agreement" in any Note and in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Amended Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

         6.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

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         6.5      Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         6.6 Expenses. Borrowers agree to pay on demand all costs and expenses of Lenders (including reasonable fees, charges and disbursements of Lenders' attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers agree to pay, and save Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Loan Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section
6.6 shall survive any termination of this Amendment or the Amended Loan
Agreement.

         6.7 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         6.8 Successors. This Amendment shall be binding upon Borrowers, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lenders and the successors and assigns of Lenders.

         6.9 No Additional Consent. The consent contained in Section 2 hereof shall not be deemed to be an additional consent or waiver nor shall it establish a custom or course of dealing among Agent, Lenders and Borrowers.

                            [signature page attached]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

                                               BORROWERS:
                                               ---------

                                               SALESLINK CORPORATION,
                                               a Delaware corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President and CEO

                                               INSOLUTIONS INCORPORATED,
                                               a Delaware corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                               ON-DEMAND SOLUTIONS, INC.,
                                               a Massachusetts corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                               PACIFIC DIRECT MARKETING CORP.,
                                               a California corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                               SALESLINK MEXICO HOLDING CORP.,
                                               a Delaware corporation

                                               By: /s/ Bryce C. Boothby, Jr.
                                                   -------------------------
                                               Name: Bryce C. Boothby, Jr.
                                               Title: President

                                             LENDERS:
                                             -------

                                             LASALLE BANK NATIONAL ASSOCIATION,
                                             as a Lender and as Agent


                                             By: /s/ David M. Bacon
                                                 -------------------------
                                             Name: David M. Bacon
                                             Title: Loan Officer

                                             CITIZEN'S BANK OF MASSACHUSETTS,
                                             as a Lender

                                             By: /s/ Ralph L. Letner
                                                 -------------------------
                                             Name: Ralph L. Letner
                                             Title: Vice President